UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange
1.25% Senior Notes due 2022	FLS22A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on May 22, 2020, at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Flowserve Corporation (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), the shareholders of the Company approved a Board proposal to amend the Company’s Restated Certificate of Incorporation (the “Certificate”) to allow shareholder action by less than unanimous written consent (the “Certificate Amendment”). In connection therewith, the Board also approved a restatement of the Certificate (the “Restated Certificate”) to incorporate the Certificate Amendment. The Restated Certificate was filed with the Secretary of State of the State of New York on May 26, 2020 and was effective as of such date.

The Board also approved amendments to the Company’s By-Laws (the “By-Laws”), effective May 22, 2020 upon the approval of the Certificate Amendment by the shareholders, which amend Article II, Sections 6 and add a new Article II, Section 10 to effect the changes necessary to allow shareholder action by less than unanimous written consent. Additionally, as a result of the retirement of Rick J. Mills as a director of the Company and Joe E. Harlan’s decision not to stand for re-election at the Annual Meeting, the amendments to the By-Laws approved by the Board also amend Article III, Section 2 of the By-Laws to decrease the number of directors of the Company from eleven to nine.

The foregoing description of the Restated Certificate and the amendments to the By-Laws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Restated Certificate and By-Laws, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2020, the Company held the Annual Meeting. The number of shares present at the Annual Meeting was 120,727,347, representing 92.8% of the 130,112,671 shares issued and outstanding that were entitled to vote on March 27, 2020, the record date for the Annual Meeting.

Five items of business were submitted to shareholders at the Annual Meeting. The voting results for each proposal are set forth below:

1.    Election of Directors. Each of the director nominees was duly elected at the Annual Meeting for annual terms expiring in 2021 pursuant to the following votes:

Nominee	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
R. Scott Rowe	115,286,034	640,682	69,398	4,731,233

Sujeet Chand	115,166,335	651,354	178,425	4,731,233

Ruby R. Chandy	115,038,121	825,331	132,662	4,731,233

Gayla J. Delly	113,437,336	2,424,205	134,573	4,731,233

Roger L. Fix	113,658,469	2,206,479	131,166	4,731,233

John R. Friedery	111,726,886	4,138,687	130,541	4,731,233

John L. Garrison	114,888,603	976,962	130,549	4,731,233

Michael C. McMurray	115,249,343	570,904	175,867	4,731,233

David E. Roberts	114,406,762	1,412,663	176,689	4,731,233

2.    Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	110,484,458
Votes AGAINST:	5,366,327
Votes ABSTAINED:	145,329
Broker Non-Votes:	4,731,233

3.    Ratification of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2020 was ratified pursuant to the following votes:

Votes FOR:	116,652,001
Votes AGAINST:	4,016,096
Votes ABSTAINED:	59,250
Broker Non-Votes:	N/A

4.    Approval of an Amendment to the Certificate of Incorporation of Flowserve Corporation. The Certificate Amendment to permit shareholder action by less than unanimous written consent was approved pursuant to the following votes:

Votes FOR:	114,795,980
Votes AGAINST:	1,129,229
Votes ABSTAINED:	70,905
Broker Non-Votes:	4,731,233

5.    Shareholder Proposal – Advisory Vote for Amendments to Organizational Documents. The shareholder proposal requesting that the Board take action to permit an advisory vote of the shareholders for amendments to the Company’s organizational documents was rejected pursuant to the following votes:

Votes FOR:	787,379
Votes AGAINST:	114,674,072
Votes ABSTAINED:	534,663
Broker Non-Votes:	4,731,233

Item 8.01	Other Events.

On May 20, 2020, the Board approved a reduction to the equity compensation component of director compensation to be granted to each of our non-employee directors elected at the Annual Meeting. The Company’s existing director compensation policy, as disclosed in our 2020 Proxy Statement filed with the Securities and Exchange Commission on April 9, 2020, targets an annual equity compensation grant equal to $125,000 on the date of grant.

However, due to the negative impact that the ongoing COVID-19 pandemic has had on the price of the Company’s Common Stock (“Common Stock”), that would result in a substantially higher number of shares being issued to the Company’s non-employee directors than were granted to the Company’s management in connection with their annual equity incentive awards pursuant to the Company’s 2020 Long-Term

Incentive Plan on February 20, 2020. Accordingly, the Board elected to reduce the annual equity compensation grant to 2,628 shares, which approximately reflects the number of shares that our non-employee directors would have received if their annual equity compensation grant also had been awarded using $47.56 (the price at which the annual equity incentive awards were granted to the Company’s management on February 20, 2020).

Based on the closing price of the Company’s Common Stock on the date of grant, the aggregate value of the equity compensation granted to each of our non-employee directors that were re-elected at the Annual Meeting is approximately $66,225.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Flowserve Corporation, as amended and restated effective May 26, 2020.

3.2	Flowserve Corporation By-Laws, as amended and restated effective May 22, 2020.

104	The cover page from Flowserve Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 26, 2020	By:	/s/ Lanesha T. Minnix
Lanesha T. Minnix
Senior Vice President, Chief Legal Officer
and Corporate Secretary